SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


                                      FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                            Date of Report: May 29, 2003


                                UNITED ENERGY CORP.
                 --------------------------------------------------
                 (Exact name of Registrant as specified in charter)


         Nevada                    000-30841              22-3342379
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     (State or other              (Commission          (I.R.S. Employer
     jurisdiction of               File No.)          Identification No.)
     incorporation)



                            600 Meadowlands Parkway #20,
                                Secaucus, N.J. 07094
                       --------------------------------------
                      (Address of Principal Executive Offices)


                                 (800) 327-3456
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

On May 29, 2003 United Energy Corp. (the "Company") accepted the resignation of Rodney I. Woods as President and a director of the Company. Mr. Woods wanted to spend more time in Dallas with his family and less time traveling to pursue his personal interests.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) N/A

(b) N/A

(c) N/A

                                     SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                UNITED ENERGY CORP.
                                    (Registrant)


Date:  May 29, 2003                        By:/s/ Ronald Wilen
                                              ---------------------------------
                                           Ronald Wilen
                                           Chairman and Chief Executive Officer